SUPPLEMENT TO THE PROSPECTUSES

OF THE

  WELLS FARGO ADVANTAGE ADJUSTABLE RATE GOVERNMENT FUND

Class A, Class B, Class C, Administrator Class and Institutional Class

Effective January 1, 2011, Michael C. Bray, CFA will serve alongside Christopher Kauffman, CFA as one of two Portfolio Managers for the above-referenced Fund. Mr. Bray’s biographical description is included among the Portfolio Manager biographies listed for Wells Capital Management, as follows:

Mr. Bray is jointly responsible for managing the Government Securities Fund, which he has managed since 2005. He is also jointly responsible for managing the Income Plus Fund, which he has managed since 2008, and the Adjustable Rate Government Fund, which he has managed since 2010. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and interest rate derivative instruments. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State University.

December 23, 2010	IFR120/P1001SP